UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 20, 2014 (May 15, 2014)
Northrim BanCorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Alaska	0-33501	92-0175752
________________________ (State or other jurisdiction	_____________ (Commission	_________________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3111 C Street, Anchorage, Alaska		99503
___________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	907-562-0062
Not Applicable
___________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 15, 2014, Northrim BanCorp, Inc. (the "Company") held its 2014 Annual Meeting of Shareholders (the "Annual Meeting"). At the Annual Meeting, the Company's shareholders voted on the following proposals:

•	To elect 13 directors nominated by the Board of Directors for a term ending at the 2015 annual meeting of shareholders or such other date as their successors may be elected and qualified;

•	To approve the Northrim BanCorp, Inc. 2014 Stock Incentive Plan;

•	To approve, by nonbinding vote, the compensation of the Company's named executive officers; and

•	To ratify the selection of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year 2014.

As of the April 7, 2014 record date for determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, 6,827,864 shares of the Company's common stock were outstanding and entitled to vote, each entitled to one vote per share. At the Annual Meeting, 5,983,514 shares of the Company's common stock, or 87.63%, which constituted a quorum, were represented in person or by proxy. The following are the final votes on the matters presented for shareholder consideration at the Annual Meeting:

Election of Directors

DIRECTOR	FOR	WITHHOLD	VOTES CAST	BROKER NONVOTES
R. Marc Langland	4,845,978	189,827	5,035,805	947,709
Joseph M. Beedle	4,847,285	188,520	5,035,805	947,709
Larry S. Cash	4,841,822	193,983	5,035,805	947,709
Mark G. Copeland	4,843,451	192,354	5,035,805	947,709
Ronald A. Davis	4,843,377	192,428	5,035,805	947,709
Anthony Drabek	4,602,013	433,792	5,035,805	947,709
Karl L. Hanneman	4,712,113	323,692	5,035,805	947,709
Richard L. Lowell	4,842,157	193,648	5,035,805	947,709
David J. McCambridge	4,712,277	323,528	5,035,805	947,709
Irene Sparks Rowan	4,830,076	205,729	5,035,805	947,709
John C. Swalling	4,527,882	507,923	5,035,805	947,709
Linda C. Thomas	4,924,149	111,656	5,035,805	947,709
David G. Wight	4,939,134	96,671	5,035,805	947,709

Approval of Northrim BanCorp, Inc. 2014 Stock Incentive Plan

FOR	AGAINST	ABSTAIN	VOTES CAST	BROKER NONVOTES
4,817,600	197,026	21,179	5,035,805	947,709

Advisory Vote (Nonbinding) on Executive Compensation

FOR	AGAINST	ABSTAIN	VOTES CAST	BROKER NONVOTES
4,918,897	67,116	49,792	5,035,805	947,709

Ratification of Selection of Moss Adams LLP as the Company's Independent Registered Accounting Firm for Fiscal Year 2014

FOR	AGAINST	ABSTAIN	VOTES CAST	BROKER NONVOTES
5,961,432	5,212	16,870	5,983,514	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrim BanCorp, Inc.

May 20, 2014	By:	/s/ Joseph M. Schierhorn

Name: Joseph M. Schierhorn
Title: EVP, COO, and Corporate Secretary